Exhibit 99.2

WESTERN URANIUM & VANADIUM CORP. PROXY

FOR USE AT THE ANNUAL GENERAL and SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 27, 2024

The undersigned, being a shareholder of WESTERN URANIUM & VANADIUM CORP. (the “Corporation”) hereby appoints, George Glasier, President and Chief Executive Officer of the Corporation, or failing him, Kathleen Glasier, or instead of either of them, __________ as proxyholder for and on behalf of the undersigned with the power of substitution to attend, act and vote for and on behalf of the undersigned in respect of all matters that may properly come before the annual general and special meeting of the shareholders of the Corporation to be held on June 27, 2024 (the “Meeting”) and at any adjournment or adjournments thereof, to the same extent and with the same power as if the undersigned were personally present at the said meeting or such adjournment or adjournments thereof. The undersigned hereby directs the proxyholder to vote the securities of the Corporation recorded in the name of the undersigned as specified herein.

1.	FOR AGAINST	☐ ☐	To increase the size of the board from three (3) to four (4) directors and authorize the board of the Corporation to determine the number of directors from time to time.
2.	FOR WITHHOLD	☐ ☐

To elect George E. Glasier, Bryan Murphy, Andrew Wilder and Michael Skutezky as directors, as nominated by management of the Corporation.

Instruction: To withhold your vote from any individual nominee, write the nominee’s name (or names) on the following space:

___________________

3.	FOR WITHHOLD	☐ ☐	To re-appoint MNP LLP as auditors of the Corporation for the ensuing year and authorize the board of the Corporation to fix the remuneration of the auditors.

Each of the above matters has been proposed by the Corporation. If any amendments or variations to the matters referred to above or to any other matters identified in the notice of meeting are proposed at the meeting or any adjournment or adjournments thereof, or if any other matters which are not now known to management should properly come before the meeting or any adjournment or adjournments thereof, this proxy confers discretionary authority on the person voting the proxy to vote on such amendments or variations or such other matters in accordance with the best judgment of such person.

To be valid, this proxy must be received by the Corporation’s transfer agent, Capital Transfer Agency ULC, 390 Bay Street, Suite 920, Toronto, ON M5H 2Y2, not later than 4:00 pm (ET/local time) on Tuesday, June 25, 2024. Late proxies may be accepted or rejected by the Chairman of the meeting in his/her discretion, and the Chairman is under no obligation to accept or reject any particular late proxy.

This proxy revokes and supersedes all proxies of earlier date.

DATED this day of , 2024.
Signature of Shareholder

__________________ Number of Shares Held

Name of Shareholder (Please Print)

(See reverse.)

NOTES AND INSTRUCTIONS

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE CORPORATION.

1.	The shares represented by this proxy will be voted. Where a choice is specified, the proxy will be voted as directed. Where no choice is specified, this proxy will be voted in favour of the matters listed on the proxy. The proxy confers discretionary authority on the above named person to vote in his or her discretion with respect to amendments or variations to the matters identified in the Notice of Meeting accompanying the proxy or such other matters which may properly come before the Meeting.

2.	Each shareholder has the right to appoint a person other than management designees specified above to represent them at the Meeting. Such right may be exercised by inserting in the space provided the name of the person to be appointed, who need not be a shareholder of the Corporation.

3.	Each shareholder must sign this proxy. Please date the proxy. If the shareholder is a corporation, the proxy must be executed by an officer or attorney thereof duly authorized.

4.	If the proxy is not dated in the space provided, it is deemed to bear the date of its mailing to the shareholders of the Corporation.

5.	If the shareholder appoints any of the persons designated above, including persons other than management designees, as proxy to attend and act at the said Meeting:

(a)	The shares represented by the proxy will be voted in accordance with the instructions of the shareholder on any ballot that may be called for;

(b)	Where the shareholder specifies a choice in the proxy with respect to any matter to be acted upon, the shares represented by the proxy shall be voted accordingly; and

(c)	IF NO CHOICE IS SPECIFIED WITH RESPECT TO THE MATTERS LISTED ABOVE, THE PROXY WILL BE VOTED FOR SUCH MATTERS.

NOTICE AND ACCESS

The Canadian Securities Regulators have adopted new rules effective for meetings held after March 1, 2013, which permit the use of notice-and-access for proxy solicitation instead of traditional physical delivery of proxy material. This new process provides the option to post meeting related materials including management information circulars as well as annual financial statements, and management’s discussion and analysis on a website in addition to SEDAR+. Under notice-and-access, meeting related materials will be available for viewing up to one year from the date of posting and a paper copy of the materials can be requested at any time during this period.

Disclosure regarding each matter or group of matters to be voted on at the Meeting is in the management information circular prepared for the Meeting (the “Circular”) under the heading “Business of the Meeting – Matters to be Acted Upon”. You should review the Circular before voting.

The Corporation has elected to utilize notice-and-access and provide you with the Meeting materials which are available electronically on www.sedarplus.ca and also www.western-uranium.com/annual-general- meetings.html.

If you wish to receive a paper copy of the Meeting materials or have any questions about notice-and-access, please contact Capital Transfer Agency at 1-844-499-4482, 1(416)350-5007 (local) or voteproxy@capitaltransferagency.com. In order to receive a paper copy in time for voting before the Meeting, your request should be received by June 12, 2024.